UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 3, 2009

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation

0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20thStreet, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On November 3, 2009, Superior Bancorp issued a press release announcing its operating results for the quarter ended September 30, 2009. A copy of the press release is attached hereto as Exhibit 99. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as we may specifically state in any such filing.

Item 2.06.	Material Impairments.

In connection with the preparation of third quarter operating results, management determined, in consultation with the Corporation’s independent accountant and with the approval of the Audit Committee of the Corporation’s Board of Directors, that certain trust preferred securities in the Corporation’s investment portfolio had suffered impairments in excess of those previously identified.  Accordingly, management has recorded additional charges for other-than-temporary impairments on these securities of approximately $ 11 million.  The Corporation does not expect that any of such impairments will result in future cash expenditures.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Management determined, in consultation with the Corporation’s independent accountant and with the approval of the Audit Committee of the Corporation’s Board of Directors, that a portion of the impairments in the Corporation’s investment portfolio identified in Item 2.06 above occurred in the first and second quarters of 2009.  This conclusion was reached after a review of the Corporation’s initial valuation of the affected securities in consultation with an external valuation firm, taking into account the continued credit deterioration, related disruption of the market for these instruments and the complexity of the instrument structures.  Management intends to file amended Forms 10-Q/A on or about November 9, 2009.  The effects of the impairments on the Corporation’s financial statements for the periods ending March 31, 2009 and June 30, 2009 are identified in Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99	Press Release of Superior Bancorp dated November 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

Date:  November 3, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release of Superior Bancorp dated November 3, 2009.